SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PIMI AGRO CLEANTECH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2012

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

May 23, 2012

at 10:00 IST

_____________________

Eitan, Mehulal & Sadot Advocates

10 Abba Eban Blvd.

Herzlia 46120, Israel

Pimi Agro Cleantech, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2012

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Pimi Agro Cleantech, Inc. (“Pimi” or the “Company”) will be held at the offices of Eitan, Mehulal & Sadot Advocates and Patent Attorneys , 10 Abba Eban Blvd. Herzlia 46120, Israel on Wednesday, May 23, 2012, at 10:00 IST, to consider the following proposals:

1.	To elect the 3 director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Fahn Kanne & Co. as the Company’s independent auditors for the fiscal year ending December 31, 2012;

3.	To amend Company’s Bylaws by removing the requirement that the Chairman of the Board of Directors also hold office as the Company's Chief Executive Officer; and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals.  The Company intends to mail the Annual Report, Proxy Statement and Proxy card enclosed with this notice on or about May 3, 2012 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 27, 2012 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.   Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors

/s/ Alon Carmel
Alon Carmel
Chair of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Pimi Agro Cleantech, Inc.

269 South Beverly Drive Suite 1091

Beverly Hills California 90212 USA

(310) 203-8278

______________________

PROXY STATEMENT

_______________________

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pimi Agro Cleantech, Inc. (“Pimi” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at the offices of Eitan, Mehulal & Sadot Advocates and Patent Attorneys, 10 Abba Eban Blvd. Herzlia 46120, Israel on Wednesday, May 23, at 10:00 IST, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about May 23, 2012.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

            Stockholders of record at the close of business on April 27, 2012, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2011; and

•	the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Avi Lifshitz, our Chief Financial Officer, as your representative at the Annual Meeting.  By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of three persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of  Fahn Kanne & Co. as the Company’s independent auditors for the fiscal year ending December 31, 2012, and (iii) amendment of Company's bylaws ,by removing the requirement that the Chairman of the Board of Directors also hold office as the Company's Chief Executive Officer.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there are 8,553,987 shares of Pimi common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 4,276,993 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Some of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on April 27, 2012, your shares were registered directly in your name with our transfer agent, Action Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on April 27, 2012, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Fahn Kanne & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of   Fahn Kanne & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2012, but cannot vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

1.	To elect the 3 director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Fahn Kanne & Co. as the Company’s independent auditors for the fiscal year ending December 31, 2012; and

3.	To amend Company’s Bylaws by removing the requirement that the Chairman of the Board of Directors also hold office as the Company's Chief Executive Officer; and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are Proxy materials delivered to households?

Only one copy of the Company's 10-K for the fiscal year ending December 31, 2011 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending December 31, 2011, and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Pimi Agro Cleantech, Inc., 269 South Beverly Drive Suite 1091, Beverly Hills California 90212 USA; Attention: Corporate Secretary.

How much stock is owned by 5% stockholders, directors, and executive officers?

The  following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Pimi's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of  April 15, 2012. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and address of owner	Title of Class	Capacity with Company	Number of Shares Beneficially Owned (1)	Percentage of Class (2)
Alon Carmel (3) c/o Pimi Agro CleanTech, Inc. Kibutz Alonim, PO Box 117, Hutzot Alonim 30049 Israel	Common Stock	Chairman of the Board	2,548,838	23.35%

Youval Saly c/o Pimi Agro CleanTech, Inc. Kibutz Alonim, PO Box 117, Hutzot Alonim 30049 Israel	Common Stock	Chief Executive Officer	311,773	2.86%

Avi Lifshitz c/o Pimi Agro CleanTech, Inc. Kibutz Alonim, PO Box 117, Hutzot Alonim 30049 Israel	Common Stock	Chief Financial Officer	54,558 (4)	0.50%

Nimrod Ben-Yehuda(3) (5) c/o Pimi Agro CleanTech, Inc. Kibutz Alonim, PO Box 117, Hutzot Alonim 30049 Israel	Common Stock	Chief Technology Officer, Director	1,443,075	13.22%

M.Y.A.S.H. Entrepreneurship & Projects Ltd.	Common Stock	Shareholder	437,500	5.11%

Omdan Consulting and Instructing Ltd (3) (6) 44 Nachal Amud St. Ramat-Hasharon, Israel, 47204	Common Stock	Shareholder	930,533	8.5%

All Officers and Directors As a Group (4 persons)	Common Stock		4,358,244	39.93%

1)	This column represents the total number of votes each named stockholder is entitled to vote upon matters presented to the shareholders for a vote.

(2)	Applicable percentage ownership is based on 10,917,686 shares which are comprised of 8,553,987 shares of Common Stock outstanding as of March 31, 2012, together with securities exercisable or convertible into shares of Common Stock within 60 days of March 31, 2012, for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of March 31, 2012, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	For the terms of Voting Agreement between Alon Carmel, Nir Ecology and Omdan Consulting and Instruction Ltd see Certain Relationship and Related Transactions.

(4)	This number represents the amount of options which become vested under Mr. Lifshitz option agreement until May 31, 2012.

(5)	The shares are owned by Nir Ecology Ltd, a company under the control of Mr. Ben Yehuda and are held in trust for Nir Ecology by a trustee.

(6)	A company owned by Mr. Eitan Shmueli and his wife Mrs. Vivy Shmueli. Mr. Shmueli was the Co-Founder of Pimi Israel and serves as Pimi’s legal Advisor in Israel. This number is comprised of 854, 762 shares and 25,000 warrants owned by Omdan, and 50,771 shares owned by Mr. Eitan Shmueli.,which were purchased on December 30, 2010. The shares owned by Omdan and Mr. Shmueli are held by trustees.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Item 1 - Proposal for the Election of Three Directors”. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of two persons and all of them have been nominated by the Company to stand for election.

Name	Age	Position
Alon Carmel	56	Chairman of the Board
Nimrod Ben Yehuda*	59	Chief Technology Officer, Director

* Aside from Mr. Nimrod Ben Yehuda, there is no other director who is also an officer or employee of the Company.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

 How often did the Board meet during fiscal 2011?

During 2011, the Board of Directors held 10 meetings.  Each director attended no fewer than 100% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

  Nomination of Directors

The Company seeks to identify director candidates based on input provided by a number of sources, including (1) our other directors, (2) our stockholders, (3) our Chief Executive Officer or Chair of the Board, and (4) third parties such as service providers. In evaluating potential candidates for director, the Company considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
•	the appropriate and relevant business experience and acumen.

Our Board of Directors will consider nominees recommended by shareholders if such recommendations are made in writing to the Board.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chair and Chief Executive Officer.

The Board of Directors has determined that each of our current directors, except for Mr. Ben Yehuda, is an “independent director” as that term is defined in the listing standards of the NYSE Amex.  Our Board has overall responsibility for risk oversight. The oversight is not, at this point, conducted through committees of the Board of Directors; rather the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Shareholders requesting communication with directors can do so by writing to Pimi Agro Cleantech, Inc., c/o Corporate Secretary, 269 South Beverly Drive Suite 1091, Beverly Hills California 90212 USA; Attention: Corporate Secretary.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Secretary would contact either the Chair of the Board of Directors or the chairman of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

COMPENSATION OF DIRECTORS

            The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2011.

Name and principal position		Salary	Bonus	Stock Awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non qualified deferred compensation	All Other Compensation	Total
	Year	($)	($)	($)	($), (a)	($)	($)	($)	($)

Nimrod Ben-Yehuda, Chief Technology Officer, Director (1)	2011	112,587	-	-	-	-	-	15,335	127,922

Alon Carmel Chairman of the Board (2)	2011	27,254

(1) Mr. Ben Yehuda has started to be employed by us in 2005.  (2) Mr. Carmel commenced to receive compensation as of August 1, 2010

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
Alon Carmel	56	Chairman of the Board
Youval Saly	54	Chief Executive Officer
Avi Lifshitz	54	Chief Financial Officer
Nimrod Ben Yehuda*	59	Chief Technology Officer, Director

* Aside from Mr. Nimrod Ben Yehuda, there is no other director who is also an officer or employee of the Company.

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

Alon Carmel

Mr. Alon Carmel is the Chairman of the Board of Directors, and has served as such since September 2008. Alon Carmel co-founded Spark Networks (AMEX:LOV) in 1998, which created and runs such websites as JDate.com, Cupid.co.il, AmericanSingles.com, among others. Prior to co-founding Spark Networks, Mr. Carmel enjoyed a successful career in real estate from 1983 until 1991. Since leaving Spark Networks in 2005, Mr. Carmel has invested in a wide range of early stage start-ups which are mainly internet technologies. He is a graduate of the Technion Institute, Haifa, Israel as practical civil engineer. Mr. Carmel is also member of the board of InterLogic LTD and Rodeo Consulting LLC.

Youval Saly

Mr. Youval Saly is our Chief Executive Officer, and joined the Company in November 2007. In 2007, prior to joining the company he was the CEO of High-Tech Lipids LTD a Biotech Company. From 2005 to 2007 Mr. Saly was the founder and served as CEO of Aqua Solutions Ltd which developed detergent-free industrial laundry systems. From 2002 until 2005 Mr. Saly served as the marketing and sales manager in Europe at Galam Ltd. a company which is an Israeli market leader in the manufacture of Fructose, Glucose and Starch. From 2001 until 2002 Mr. Saly was the vice president of marketing and sales of Spandex Israel Ltd- a textile company. Previously Mr. Saly served as the marketing and sales manager of Haifa chemicals Ltd from 1997-2001, and was the Chief Technologist of “Pri Hagalill”- the biggest fruit and vegetable processor in Israel, from 1992 until 1997. From 1987 until 1992 Mr. Saly was a head technologist in "Alkol" and from 1985-1987 served as a technologist in "Pri Haemek". Youval Saly earned a B.Sc. in Biotechnology and Food Engineering from Technion Institute, Haifa, Israel.

Avi Lifshitz

Mr. Avi Lifshitz is our Chief Financial Officer, and brings to Pimi more than 25 years of experience in accounting, finance and business management. Mr. Lifshitz is serving for 16 years as CFO of Jordan Valley Semiconductors Ltd which is preparing its financial statement in accordance with the US GAAP. He is the Secretary of Jordan Valley Semiconductors UK Ltd and Jordan Valley Semi Conductors Gmbh (Germany). He has joined Meiri-Lifshitz Accounting firm in 1990 and is a partner since then. Mr. Lifshitz is a director in Bede Scientific Inc. (US) in Efrat Consultants Ltd (ISR) and in Ed-Wise Ltd (ISR). Mr. Lifshitz teaches at the Technion-Israel Institute of Technology where he won an award for excellence in 1998. He is certified as a public accountant in Israel, and holds a B.A. in economics and accounting from Haifa University.

Nimrod Ben-Yehuda

Mr. Nimrod Ben-Yehuda is our Chief Technology Officer responsible for developing the Company’s technology, and also serves as a member of our Board of Directors. During the past 18 years, Mr. Ben-Yehuda has been a leading entrepreneur in the field of environment friendly solutions using STHP in many applications. He is the Co-Founder of Pimi and was the inventor of its IP and products. From 1986-1989 served as Joint CEO of NitroJet LTD, from 1989 until 2003 served as CEO of Nir Ecology LTD which develops ecological solutions for veterinary, food industries and hospitals and from 1993 until 2003 serves as joint CEO and CTO of Swissteril Water Purifications Ltd, which developed a protocol for purification of water. Since 2003 until today he serves as CTO of Pimi Israel.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executives has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objectives of our compensation program are as follows:

•	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares; and

•	Attract, hire and retain well-qualified executives.

The compensation level of our executives generally reflects their unique position and is designed to provide an incentive to positively affect our future operating performance and shareholder value. Part of the compensation of our executives is from equity compensation, primarily through stock option grants. The stock option exercise price is generally the fair market value of the stock on the date of grant. Therefore, a gain is only recognized if the value of the stock increases, which promotes a long term alignment between the interests of the Company’s executives and its shareholders. For that reason, stock options are a component of 100% of our employees’ salary package.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined informally and judgmentally, on an individual-case basis, taking into consideration each executive's unique talents and experience as they relate to our needs, as well as the Company’s performance. Executive compensation is paid or granted pursuant to each executive's compensation agreement. Compensation adjustments are made occasionally based on changes in an executive's level of responsibility or on changed local and specific executive employment market conditions.

Summary Compensation Table

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our highest paid executive officer, whose total annual salary and bonus for the years ended December 31, 2011 and 2010 exceeded $100,000:

SUMMARY COMPENSATION TABLE
Name and principal position		Salary	Bonus	Stock Awards		Option awards (4)	Non-equity incentive plan compensation	Change in pension value and non qualified deferred compensation	All Other Compensation	Total
	Year	($)	($)	($)		($), (a)	($)	($)	($)	($)

Youval Saly,	2010	112,121	-	-	(6)	7,062	-	-	-	119,183
Chief Executive Officer (1)	2011	153,541			(6)	2,147				155,688

Avi Lifshitz,	2010	35,464	-	-	(7)	4,961	-	-	-	40,425
Chief Financial Officer (2)(5)	2011	32,478	-	-	(7)	2,341	-	-	-	34,819

Nimrod Ben-Yehuda,	2010	89,913	-	-		-	-	-	13,158	103,071
Chief Technology Officer (3)	2011	112,587	-	-		-	-	-	15,335	127,922

Alon Carmel	2010	13,934								13,934
Chairman of the BOD (8)	2011	27,254								27,254

(1) Mr. Saly has started to be employed by us on December 2007.

(2) Mr. Lifshitz has started to be employed by us on November 2008.

(3) Mr. Ben Yehuda has started to be employed by us in 2005.

(4) For the assumptions made in the valuation of the options see note 9B. to the financial statements.

(5) An amount in the sum of $31,577 ($47,980 in 2010) was not paid and was recorded as a loan Mr. Lifshitz granted the Company.

(6) Mr. Saly was granted 311,773 options for 311,773 Common Stock shares to be vested in 16 quarters starting as of December 2007, each quarter 19,486 shares.

(7) Mr. Lifshitz was granted 62,355 options for 62,355 Common Stock shares to be vested in 16 quarters starting as of October, 2008 each quarter 3,897 shares.

(8) Mr. Alon Carmel commenced to receive compensation as of August 1, 2010.

Transactions with Related Persons

At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or been involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported to the extent required under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of Pimi common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2011 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

 ACTIONS TO BE TAKEN AT THE MEETING

ITEM 1

PROPOSAL FOR ELECTION OF THREE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below, two of whom are currently serving as directors, be elected to hold office until the next annual meeting of  stockholders and until their successors are duly elected and qualified. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as director if elected.

Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

           Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Alon Carmel	56	Director
Nimrod Ben Yehuda	59	Director
Doron Shorrer	59	Director

Alon Carmel

Mr. Alon Carmel is the Chairman of the Board of Directors, and has served as such since September 2008. Alon Carmel co-founded Spark Networks (AMEX:LOV) in 1998, which created and runs such websites as JDate.com, Cupid.co.il, AmericanSingles.com, among others. Prior to co-founding Spark Networks, Mr. Carmel enjoyed a successful career in real estate from 1983 until 1991. Since leaving Spark Networks in 2005, Mr. Carmel has invested in a wide range of early stage start-ups which are mainly internet technologies. He is a graduate of the Technion Institute, Haifa, Israel as practical civil engineering. Mr. Carmel is also member of the board of Spateva LTD, InterLogic LTD, Pipl Search LTD, My League LTD Alefo Interactive Ltd., Audiogate Technologies LTD, Clicknlink.com Inc, Jlove LLC and Rodeo Consulting LLC.

Nimrod Ben-Yehuda

Mr. Nimrod Ben-Yehuda is our Chief Technology Officer responsible for developing the Company’s technology, and also serves as a member of our Board of Directors. During the past 18 years, Mr. Ben-Yehuda has been a leading entrepreneur in the field of environment friendly solutions using STHP in many applications. He is the Co-Founder of Pimi and was the inventor of its IP and products. From 1986-1989 served as Joint CEO of NitroJet LTD, from 1989 until 2003 served as CEO of Nir Ecology LTD which develops ecological solutions for veterinary, food industries and hospitals and from 1993 until 2003 serves as joint CEO and CTO of Swissteril Water Purifications Ltd, which developed a protocol for purification of water. Since 2003 until today he serves as CTO of Pimi Israel.

Doron Shorrer

Mr. Doron Shorrer is our proposed Director nominee. Mr. Shorrer served as a director of the Company between 2009 and January 2011. Mr. Shorrer is also currently Chairman and CEO of Shorrer International Ltd. (Investment and financial consulting) in which he has been serving in such capacities since 1998, he is a member of the board of Goldbond Ltd (traded on Tel-Aviv Stock Exchange), Bank Massad Ltd (banking) and B. Yair Ltd (traded on Tel-Aviv Stock Exchange) since 2009. Mr. Shorrer is a member of the board of AIG and Omer Insurance Companies in Israel since 2006, 2008 respectively. Between 2005-2007 Mr. Shorrer was Chairman of Lito Group (industrial). From 2003 until 2006 Mr. Shorrer was the Chairman of Pluristem Life System, Inc. (bio-technology) (traded on Nasdaq), and he still serves as member of the board of this company. Between 2004 -2005 Mr. Shorrer served as the Deputy Chairman of Milomor (construction), and between 2002-2004 Mr. Shorrer served as Chairman of the Israeli Phoenix Insurance Company, among others. From 1995 to 1998, Shorrer served as Commissioner of Insurance & Capital Markets, Director of Capital Markets, Insurance and Savings at Israel's Ministry of Finance. Prior to that, Mr. Shorrer was Director-General of the Ministry of Transport. Mr. Shorrer has a BA in Economics and Accounting and an MA in Business Administration from the Hebrew University of Jerusalem; He is a Certified Public Accountant.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2:

RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT AUDITORS

Fahn Kanne & Co, our independent auditors, audited our financial statements for the 2011 fiscal year. Our board of directors selected Fahn Kanne & Co as the independent auditors of the Company for the fiscal year ending December 31, 2012. Representatives of Fahn Kanne & Co. are expected to attend the 2012 Annual Meeting of stockholders.

Audit Fees

Fahn Kanne & Co served as Pimi’s independent auditors for the year ended December 31, 2010 and December 31, 2011. For the year ended December 31, 2011, the fees for audit services associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q totaled approximately $39,502. For the year ended December 31, 2010, the fees for audit services associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q totaled approximately $25,368.

Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF Fahn Kanne & Co AS OUR

INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2012.

PROPOSAL NO. 3:

APPROVAL OF THE

AMENDMENT TO THE COMPANY'S BYLAWS

At this year’s Annual Meeting, the Board of Directors proposes that the Company's Bylaws be amended and restated with respect to Section 4. Specifically, the Board of Directors proposes removing the requirement that the Chairman of the Board of Directors also hold office as the Company's Chief Executive Officer.

Section 4 of the Company’s Bylaws currently states:

“Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall "possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.”

So as to provide for greater delegation of duties among the Company’s senior management, the Company’s Board of Directors proposes to amend the Company’s Bylaws by replacing Section 4, in its entirety, with the following:

“Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors, and shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.”

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY'S BYLAWS

AS DESCRIBED ABOVE.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Pimi's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 may be obtained without charge by writing to the Corporate Secretary, Pimi Agro Cleantech, Inc., 269 South Beverly Drive Suite 1091, Beverly Hills California 90212 United States.

Stockholders Proposals For The 2013 Annual Meeting.

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than April 10, 2013.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before April 10, 2013. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, and the Proxy card.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Alon Carmel
Alon Carmel
Chairman of the Board of Directors

Pimi Agro Cleantech, Inc.

Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

The Board of Directors recommends a vote FOR the election of the named nominees as directors and FOR Proposals 2 and 3.	Please mark your votes like this	X

							FOR	AGAINST	ABSTAIN
1. Election of Directors					2.	Proposal to ratify Fahn Kanne & Co. as the Company's independent auditors for the fiscal year ending December 31, 2012.	☐	☐	☐
NOMINEES: 1. Alon Carmel	FOR	☐	WITHHOLD	☐
2. Nimrod Ben Yehuda	FOR	☐	WITHHOLD	☐
3. Doron Shorrer	FOR	☐	WITHHOLD	☐

	FOR	AGAINST	ABSTAIN
3. Proposal to amend the Company's Bylaws	☐	☐	☐
				☐	If you plan to attend the Annual Meeting please mark this box.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER

Signature	Signature if held jointly	Dated:	,2012

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held May 23, 2012

This proxy statement and our 2011 Annual Report on Form 10-K to Stockholders are available at the SEC website on www.sec.org.

▼   FOLD AND DETACH HERE AND READ THE REVERSE SIDE   ▼

PROXY

Pimi Agro Cleantech, Inc.

PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 23, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Avi Lifshits, as attorney and proxy for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock or Series A Convertible Preferred Stock of Pimi Agro Cleantech, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at Eitan, Mehulal & Sadot Advocates and Patent Attorneys, 10 Abba Eban Blvd. Herzlia 46120, Israel, on Wednesday, May 23, 2012, at 10:00 IST and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In  his  discretion,  the  Proxy  is  authorized  to  vote  upon  any  other  matter  that  may  properly  come  before  the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE,   BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

     This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder.   If no election is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposals 2 and 3.

     PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY  CARD  PROMPTLY  USING  THE ENCLOSED ENVELOPE.

(IMPORTANT--This Proxy must be signed and dated on the reverse side.)